UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 1, 2015
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On June 1, 2015, Graham Holdings Company issued a press release announcing that its subsidiary, Cable ONE, Inc. ("Cable ONE"), launched an unregistered offering of $450 million in principal amount of Cable ONE's senior unsecured notes (the "Notes"). The notes will be sold in the United States only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and sold outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. A copy of the press release, which was issued pursuant to and in accordance with Rule 135c under the Securities Act, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Item 9.01(d) Exhibits

Exhibit No.    Description

99.1        Rule 135c Notice relating to Cable ONE's offering of $450 million of senior unsecured notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company (Registrant)
Date: June 1, 2015	/s/ Nicole Maddrey
(Signature) Nicole Maddrey Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.    Description

Exhibit 99.1    Rule 135c Notice relating to Cable ONE's offering of $450 million of senior unsecured notes.